Exhibit 10.5.9
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     REAFFIRMATION AGREEMENT, dated as of August 5, 2011 (this “Agreement”), among (a) SIG Combibloc Ltd. (the “Reaffirming Party”), (b) SIG Combibloc Holding GmbH, (c) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Amended and Restated Credit Agreement (as defined below), (d) The Bank of New York Mellon, as trustee under the 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2011 Trustee”), (e) The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2010 Trustee”), (f) The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2009 Trustee”), and (g) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the 2009 Trustee, the Collateral Agents and the Reaffirming Party, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 and as further amended, modified, restated or otherwise supplemented from time to time on or prior to the date hereof (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Amended and Restated Credit Agreement (as defined below), as applicable.
          B. Pursuant to the Credit Agreement dated as of November 5, 2009 (as amended modified, restated or otherwise supplemented from time to time on or prior to the date hereof, including pursuant to Amendment No. 1, dated as of January 21, 2010, Amendment No. 2 and Incremental Term Loan Assumption Agreement, dated as of May 4, 2010 (“Amendment No. 2”), Amendment No. 3 and Incremental Term Loan Assumption Agreement, dated as of September 30, 2010 (“Amendment No. 3”) and Amendment No. 4 and Incremental Term Loan Assumption Agreement, dated as of February 9, 2011 (“Amendment No. 4”), the “Amended and Restated Credit Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, certain Borrowers, on February 9, 2011, borrowed the Term Loans (as defined in Amendment No. 4.
          C. Reynolds Group Issuer (Luxembourg) S.A., Reynolds Group Issuer LLC and Reynolds Group Issuer Inc. (collectively, the “Issuers”) (as successors to the issuers under the 2009 Senior Secured Notes Indenture), the Collateral Agents, the 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November

5, 2009 (the “2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2009 Senior Secured Notes”).
          D. The Issuers (as successors to the Escrow Issuers (as defined in the 2010 Senior Secured Notes Indenture)), the Collateral Agents, the 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (the “2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2010 Senior Secured Notes”). On November 16, 2010, in connection with such issuance, the 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          E. The Issuers, the Collateral Agents, the 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (the “2011 Senior Secured Notes Indenture”, and together with the 2009 Senior Secured Notes Indenture and the 2010 Senior Secured Notes Indenture, the “Senior Secured Notes Indentures”), pursuant to which the Issuers issued debt securities (the “2011 Senior Secured Notes”). On February 1, 2011, in connection with such issuance, the 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          F. The Reaffirming Party is party to the Reaffirmed Security Documents (as defined below).
          G. The Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the Term Loans, the issuance of the proceeds from the 2009 Senior Secured Notes, the 2010 Senior Secured Notes and the 2011 Senior Secured Notes and the consummation of the transactions contemplated thereby.
          H. The Reaffirming Party has received (i) the Bank of Thailand approval in principle dated March 14, 2011, issued to the Reaffirming Party by the Bank of Thailand which allows the remittance of the foreign currency sum by the Reaffirming Party for payments of its guarantee obligations under, among others, the Amended and Restated Credit Agreement and the Senior Secured Notes Indentures (the “BoT Approval”) and (ii) the requisite permit under the Alien Business Act of Thailand B.E. 2542 from the Director-General of the Department of Business Development, Ministry of Commerce of Thailand dated May 31, 2011, permitting the Reaffirming Party to guarantee the obligations in respect of the Amended and Restated Credit Agreement and the Senior Secured Notes Indentures issued to the Reaffirming Party (the “Thai Business Permit”).
          I. The Reaffirming Party enters into this Agreement in order to satisfy the requirements under the Amended and Restated Credit Agreement and the Senior Secured Notes Indentures and to reaffirm its guarantee obligations under the Amended and Restated Credit Agreement.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) As the Reaffirming Party has received the Thai Business Permit, for the avoidance of doubt, the Reaffirming Party hereby confirms and acknowledges that each of the limitations relating to its guarantee obligations and the obligations under each Reaffirmed Security Document (as defined below) as set out in Amendment No. 2, Amendment No. 3, Amendment

No. 4, the Thai confirmation letter dated as of May 4, 2010, the Thai confirmation letter dated as of November 16, 2010 and the Thai confirmation letter dated as of February 9, 2011 hereby disapply.
     (b) The Reaffirming Party (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the 2009 Senior Secured Notes, the 2010 Senior Secured Notes and the 2011 Senior Secured Notes, each of the Security Documents set forth on Part I of Schedule A hereto to which it is a party (each, a “Reaffirmed Security Document”) shall not be affected and continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective guarantees, pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continues in full force and effect subject to the Legal Reservations and extends, subject to the limitations contained therein, to (A) the Term Loans, which are, as of February 9, 2011, considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) (x) the “Secured Obligations” as defined in the 2009 Senior Secured Notes Indenture and (y) the “Secured Obligations” as defined in the 2010 Senior Secured Notes Indenture and the 2011 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (c) The Reaffirming Party hereby (i) ratifies and affirms Amendment No. 4 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 4, Article X of the Amended and Restated Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself), all as provided in the Loan Documents as originally executed (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and confirms that the guarantor joinder dated as of January 29, 2010 executed by it in respect of the Credit Agreement is in full force and effect, and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Amended and Restated Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Amended and Restated Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Amended and Restated Credit Agreement and the other Loan Documents, including the Term Loans and consents and acknowledges that, subject to paragraph (g) of Section 1.01 of this Agreement, such guarantee extends to cover the obligations and liabilities under the Amended and Restated Credit Agreement or any other Loan Document (in particular, obligations pursuant to the new incremental term loans as contemplated under Amendment No. 4).
     (d) The Reaffirming Party hereby confirms that the supplemental indenture dated as of January 29, 2010 in respect of the 2009 Senior Secured Notes is in full force and effect.
     (e) The Reaffirming Party hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Term Loans and the “Secured Obligations” as defined in the Senior Secured Notes Indentures constitute “Obligations” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Part I of Schedule A.
     (f) The Reaffirming Party hereby agrees that its Parallel Debt, if any, created under the First Lien Intercreditor Agreement or under any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor

Agreement)) and shall continue to apply, as applicable, in relation to all Obligations (as defined in the First Lien Intercreditor Agreement) upon and following the funding of the Term Loans, the issuance of the 2009 Senior Secured Notes, the 2010 Senior Secured Notes and the 2011 Senior Secured Notes and the Secured Notes Designation.
     (g) According to the Thai Business Permit, the Reaffirming Party is permitted to guarantee the obligations of Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., SIG Euro Holding AG & Co., KG aA, SIG Austria Holding GmbH, Closure Systems International B.V., Beverage Packaging Holdings (Luxembourg) II S.A. and Reynolds Group Issuer (Luxembourg) S.A. (collectively, the “Relevant Obligors”) only. Subject to paragraph (h) of Section 1.01 of this Agreement, the parties hereby agree that (i) the guarantee provided and/or assumed by the Reaffirming Party and (ii) the scope of the debts and obligations secured by the Reaffirmed Security Documents, shall be limited to the debts and obligations of the Relevant Obligors, regardless of whether such debts and obligations of the Relevant Obligors are incurred by themselves or by the inclusion of, assumption of, guaranteeing of, or being jointly liable to, any other party’s debts.
     (h) On the effective date of a permit under the Alien Business Act B.E. 2542 obtained by the Reaffirming Party from the Director-General of the Department of Business Development, Ministry of Commerce of Thailand in respect of the Reaffirming Party’s guarantee of the obligations of Reynolds Group Holdings Limited and Pactiv Corporation (the “Additional Thai Business Permit”), (i) the guarantee provided and/or assumed by the Reaffirming Party and (ii) the scope of the debts and obligations secured by the Reaffirmed Security Documents, shall extend, without any further action or other formality, to include the debts and obligations of Reynolds Group Holdings Limited and Pactiv Corporation, regardless of whether such debts and obligations thereof are incurred by themselves or by the inclusion of, assumption of, guaranteeing of, or being jointly liable to, any other party’s debts.
     For the purpose of this clause, the effective date of the Additional Thai Business Permit means the date of payment of the fees required under the permit or other date as specifically provided in such Additional Thai Business Permit.
     (i) SIG Combibloc Holding GmbH (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the 2011 Senior Secured Notes, the Security Document (as may have been amended and/or confirmed prior to the date hereof) set forth on Part II of Schedule A hereto in respect of the shares in SIG Combibloc Ltd. to which it is a party (the “Thai Share Pledge Agreement”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Thai Share Pledge Agreement and (iii) acknowledges that such Thai Share Pledge Agreement and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, without limitation, to (A) the Term Loans, which are considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement, and (B) the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement.
     (j) In addition to all of the foregoing, SIG Combibloc Holding GmbH hereby confirms and agrees that, with respect to the Thai Share Pledge Agreement, the obligations under the Term

Loans and the “Secured Obligations” as defined in the 2011 Senior Secured Notes Indenture constitute “Obligations” described under the Thai Share Pledge Agreement.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. The Reaffirming Party hereby represents and warrants as of the date hereof that it (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. The Reaffirming Party hereby represents and warrants as of the date hereof that the entry by it into this Agreement and the transactions contemplated by Amendment No. 4 have been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action and it has obtained a valid Thai Business Permit and the BoT Approval which are in full force and effect and have not been amended or revoked.
          SECTION 2.03. Enforceability. The Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by it and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.
Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart
          SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Amended and Restated Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of the Reaffirming Party, the Collateral Agents, the Administrative Agent and the 2011 Trustee, the 2010 Trustee and the 2009 Trustee shall have been received by each of the Collateral Agents, the Administrative Agent and the 2011 Trustee, the 2010 Trustee and the 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This

Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SIG COMBIBLOC LTD.
By:	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Attorney

SIG COMBIBLOC HOLDING GMBH
By:	/s/ Chiara Brophy
	Name:	Chiara Brophy
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

THE BANK OF NEW YORK MELLON, in its capacity as 2011 Trustee, 2010 Trustee, 2009 Trustee and Collateral Agent
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent
By:	/s/ Paul Barton
	Name:	Paul Barton
	Title:	Relationship Manager

SCHEDULE A
TO THE REAFFIRMATION AGREEMENT
Part I
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
THAILAND	Conditional assignment of bank accounts agreement dated January 29, 2010 between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein)	“Obligations”

	Conditional assignment of receivables agreement dated January 29, 2010 between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein)	“Obligations”
Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
THAILAND	Share Pledge Agreement in respect of shares in SIG Combibloc Ltd granted by SIG Combibloc Holding GmbH dated January 29, 2010 between SIG Combibloc Holding GmbH as pledgor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein) and the Pledge Supplement dated July 6, 2011.	“Obligations”
Signature Page to Reaffirmation Agreement